Exhibit 99-2

Ondas and Heidelberg Establish ONBERG Autonomous Systems Joint Venture to Advance European Drone Defense Industry

Long term plan to create a European one-stop shop for autonomous drone defense systems, combining battle-proven OAS technologies with German industrial scale and precision engineering

Joint roadmap for ONBERG to establish local sales, development, and industrial production in Germany, supporting sovereign European defense capabilities and protection of critical infrastructure

WEST PALM BEACH, FL and HEIDELBERG, GERMANY / March 18, 2026 / Ondas Inc. (Nasdaq: ONDS) (“Ondas” or the “Company”), a leading provider of autonomous aerial and ground robot intelligence through its Ondas Autonomous Systems (OAS) business unit and private wireless solutions through Ondas Networks, and Heidelberger Druckmaschinen AG (FWB:HDD) (“Heidelberg”), a global leader in technology and mechanical engineering, today announced the formation of ONBERG Autonomous Systems (“ONBERG”), a joint venture with HD Advanced Technologies GmbH (“HDAT”), a wholly owned subsidiary of Heidelberg. The joint venture formalizes the Memorandum of Understanding signed in December 2025 and establishes a strategic platform to deliver autonomous drone defense and security systems across Germany and Ukraine in first phase.

ONBERG is designed to become a European one-stop shop for autonomous drone defense systems protecting critical infrastructure, borders, and national security assets. The joint venture will combine OAS’ battle-proven counter-UAS, ISR, and autonomous security technologies with Heidelberg’s 175 years of German engineering excellence, scalable industrial manufacturing capabilities, and established European production infrastructure, including expansion of the Brandenburg an der Havel site into a center of excellence for autonomous defense systems.

“This joint venture represents a significant step in Ondas’ strategy to localize production and strengthen sovereign defense capabilities within allied nations,” said Eric Brock, Chairman and CEO of Ondas. “Europe is facing an urgent need to protect critical infrastructure, military installations, and civil assets from evolving drone threats. Through ONBERG, we are combining American-Israeli high-tech defense innovation with German industrial scale and precision manufacturing. This partnership enables rapid deployment, industrialized production, and long-term resilience in the European defense ecosystem.”

Oshri Lugassy, Co-CEO of Ondas Autonomous Systems, added, “ONBERG is structured to deliver a fully integrated, layered autonomous defense architecture tailored for European operational requirements. We will begin with the marketing and deployment of our proven Iron Drone Raider and ISR platforms in Germany and Ukraine and progressively expand into EU markets with localized assembly and manufacturing. By building production, R&D, and integration capabilities in Germany, we are creating a sustainable, scalable platform that supports Europe’s long-term strategic autonomy in defense technology.”

Jürgen Otto, CEO of Heidelberg, commented, “For Heidelberg, the joint venture is the logical next step in the strategic expansion of our dual-use business. With HDAT, we are developing into a powerful high-tech provider in this field. Our strategic advantage is our ability to scale up industrially in the heart of Europe, in terms of expertise, experience, skilled workers, manufacturing infrastructure, and investment power. This enables us to ensure fast delivery and innovation, even of high volumes as demanded by today’s market.”

Michael Wellenzohn, CEO of HD Advanced Technologies, added, “With ONBERG, the first true one-stop shop for autonomous security systems in Europe is being created along a joint roadmap. We combine the best of two worlds: OAS’s leading drone and sensor technology and 175 years of German engineering expertise and precision mechanics. Thanks to Heidelberg’s high vertical range of manufacture, scalable industrial capacities, and expertise in mechatronic precision engineering, we deliver operational excellence at the highest level. HDAT and OAS are thus positioning themselves as strong partners in building a sovereign national defense industry.”

ONBERG plans to industrialize production in Germany using European supply chains, expanding from distribution and integration to localized assembly and full manufacturing. The joint roadmap includes permanent establishment of sales, development, and industrial production capabilities, supporting high-volume demand and contributing to the development of a sovereign European defense industry.

Ondas continues to expand its role as a defense technology prime delivering scalable ISR and counter-UAS systems. The joint venture strengthens Ondas’ regional industrial footprint and advances its strategy of integrating air, ground, sensing, and interception capabilities into unified operational architectures across NATO and allied markets.

About Ondas Inc.

Ondas Inc. (Nasdaq: ONDS) is a leading provider of autonomous systems, robotics, and mission-critical connectivity solutions for defense, security, and industrial markets. Through its business units (Ondas Autonomous Systems, Ondas Capital and Ondas Networks), the Company develops and deploys integrated technologies that deliver advanced sensing, mobility, and communications capabilities for complex operational environments.

Ondas Autonomous Systems (OAS) delivers a portfolio of AI-enabled air and ground robotic platforms and counter-UAS technologies designed to support defense, homeland security, and critical infrastructure protection missions worldwide. OAS solutions include autonomous drone platforms, robotic ground systems, counter-drone technologies, advanced propulsion and unmanned aircraft capabilities, autonomous engineering and demining capabilities, and integrated sensing systems that enable persistent intelligence, surveillance, security, and operational response. These platforms are deployed globally across defense forces, government agencies, and commercial operators to protect sensitive sites, populations, and strategic infrastructure.

Ondas Capital focuses on strategic investments, partnerships, and advisory initiatives that support the growth of the global autonomous systems ecosystem. The platform is designed to accelerate the development, scaling, and deployment of next-generation robotics, sensing, and defense technologies across allied markets.

Ondas Networks provides mission-critical wireless connectivity through its FullMAX platform, a software-defined broadband solution based on the IEEE 802.16t standard. FullMAX enables highly reliable, secure, and scalable communications for industrial IoT applications across rail, utilities, oil and gas, transportation, and government networks.

Together, Ondas’ technologies combine autonomous systems, advanced sensing, and resilient connectivity to deliver integrated operational capabilities that enhance security, efficiency, and decision-making in some of the world’s most demanding environments.

For additional information on Ondas Inc.: www.ondas.com, X and LinkedIn

For Ondas Autonomous Systems: LinkedIn

For Airobotics: www.airoboticsdrones.com, X and LinkedIn

For American Robotics: www.american-robotics.com, X and LinkedIn

For Sentrycs: www.sentrycs.com, X and LinkedIn

For Roboteam: www.robo-team.com, X and LinkedIn

For Apeiro Motion: www.apeiro-motion.com and LinkedIn

For Rotron: www.rotronaero.com and Linkedin

For 4M Defense: www.4-mine.com and LinkedIn

For Ondas Capital: www.ondascapital.com, X and LinkedIn

For Ondas Networks: www.ondasnetworks.com, X and LinkedIn

About Heidelberger Druckmaschinen AG

Heidelberger Druckmaschinen AG (HEIDELBERG) is a leading technology company that has been standing for innovation, quality, and reliability in mechanical engineering worldwide for more than 175 years. With a clear focus on growth and as a total solution provider, HEIDELBERG is driving further development in the core areas of packaging and digital printing, software solutions, and lifecycle business with service and consumables so that customers can achieve maximum productivity and efficiency. The company is also focusing on expanding into new business areas such as high-precision plant engineering with integrated control systems, automation technology, robotics, and the growing green technologies sector. With its strong international presence in approximately 170 countries, the creative power and expertise of its roughly 9,500 employees, its own production facilities in Europe, China, and the USA, and one of the largest global sales and service networks, the company is ideally positioned for future growth.

HD Advanced Technologies, LLC | HEIDELBERG

Forward-Looking Statements

Statements made in this release that are not statements of historical or current facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. We caution readers that forward-looking statements are predictions based on our current expectations about future events. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that are difficult to predict. Our actual results, performance, or achievements could differ materially from those expressed or implied by the forward-looking statements as a result of a number of factors, including the risks discussed under the heading “Risk Factors” discussed under the caption “Item 1A. Risk Factors” in Part I of our most recent Annual Report on Form 10-K or any updates discussed under the caption “Item 1A. Risk Factors” in Part II of our Quarterly Reports on Form 10-Q and in our other filings with the SEC. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise that occur after that date, except as required by law.

Contacts

IR Contact for Ondas Inc.

888-657-2377

ir@ondas.com

Media Contact for Ondas Inc.

Escalate PR

ondas@escalatepr.com

Preston Grimes

Marketing Manager, Ondas Inc.

preston.grimes@ondas.com

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